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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 23, 1998
                                                        ----------------
                               MONSANTO COMPANY


                                    1-2516
                                    ------
                           (Commission File Number)

           Delaware                                 43-0420020
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  (State or other jurisdiction                    (IRS Employer
      of incorporation)                         Identification No.)


800 North Lindbergh Blvd., St. Louis, Mo.              63167
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(Address of principal executive offices)              Zip Code


Pursuant's telephone number, including area code    (314) 694-1000
                                                  ------------------

                                      NA
--------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5 - OTHER EVENTS
         ------------

         See Exhibits 1, 4(1), 4(2) and 99 filed herewith.

Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)(b) Financial Statement and Pro Forma Financial Information, None required.

         (c) Exhibits. See the Exhibit Index attached hereto and incorporated herewith by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MONSANTO COMPANY


                                                 /s/ Sonya M. Davis
                                                 --------------------------
                                                 Sonya M. Davis
                                                 Assistant Secretary

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------

  1 Form of Distribution Agreement dated January 23, 1998, between Monsanto Company and Goldman Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  4            (1)   Form of Fixed Rate Note to be issued pursuant to the
                     Distribution Agreement dated January 23, 1998, between
                     Monsanto Company and Goldman Sachs & Co. and Merrill Lynch,
                     Pierce, Fenner & Smith Incorporated and Salomon Brothers
                     Inc.

               (2) Form of Floating Rate Note to be issued pursuant to the Distribution Agreement dated January 23, 1998, between Monsanto Company and Goldman Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

 99            Computation of the ratio of earnings to fixed charges